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                                                                    Exhibit 99.1

SPSS Acquires Vento Software
Key acquisition positions SPSS with first vertical analytical applications

CHICAGO - Nov. 30, 1999 - Staking its claim in analytical applications, SPSS Inc. (Nasdaq: SPSS) announced today its purchase of Vento Software, Inc. The transaction, completed on Nov. 29, 1999, was executed as a pooling of interests in which SPSS issued approximately 550,000 shares of its common stock.

Vento Software is a leader in providing business performance management solutions for business executives in the telecommunications, banking, health care and retail industries. SPSS, a leading data mining provider, has purchased Vento with the intention of integrating its own analytical components into Vento's suite of vertical solutions.

"We believe this acquisition makes a great deal of sense," said Mike Schiff, director of data warehousing strategies at Current Analysis, Inc. "With its existing offerings and the new Vento products, SPSS is extending the complementary technologies of data mining and OLAP to encompass vertical solutions. This framework for measuring, understanding and predicting business performance will benefit SPSS by enhancing its presence in the business community while benefiting the organizations that deploy the resultant analytical applications." Vento's flagship product, VentoMap, is a packaged business intelligence application that provides decision makers with a highly graphical view of their business performance as well as drill-down analytic capabilities for decision support. Vento provides each vertical market with an industry-specific version of the VentoMap product, customizing each implementation to closely match the way decision makers at customer sites think about their particular business.

"Analytic applications are entering a new phase of growth, and business performance management is an important sector of the overall market," said Henry Morris, vice president of research with International Data Corporation. "SPSS enters the field with its acquisition of Vento, and is positioned to take the market a step further by combining business performance management with a strong vertical market orientation and the predictive power of data mining technology. Merging these three components expands the breadth and impact of analytic applications and further increases the value these applications bring to the market."

VentoMap applications transform operational data into business intelligence by delivering information in the form of key performance indicators (KPI). After a series of consultations with the customer, Vento and the customer select the appropriate indicators, and then Vento delivers a customized solution. To arrive at the solution, Vento uses a robust, systematic approach that guides executives through the thought process they use during problem solving, and Vento consultants deliver the solution within a guaranteed five-month time frame.

"With this acquisition, SPSS can move quickly into vertical applications," said Jack Noonan, SPSS Inc. president and CEO. "Vento has significant domain expertise along with solid products




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and services that help people better understand their business. By incorporating these vertical 'best practices' and data mining, organizations can extend traditional business intelligence solutions and get answers tailored to their specific business.

"The Vento acquisition gives SPSS new growth opportunities by appealing to a wider audience. We plan to offer a complete solution combining VentoMap's implementation of KPIs and the predictive power of SPSS' data mining solutions," continued Noonan. "For example, today VentoMap can provide management with current information about how the business is doing in terms of customer retention. By adding data mining, the same management team can also see how the business is likely to do in the future - and make changes if needed." Vento Software delivers high-level, cross-functional applications that measure and analyze business performance according to KPIs. These applications incorporate domain expertise across a range of subjects and functions such as financial, human resources and customer relationship management. As a result, these indicators give business executives a strategic view of what has happened in their organization and how well they are executing their business strategy.

Bob Moran, vice president of decision support research with the Aberdeen Group observed, "Behind every acquisition is a strategy. By acquiring Vento, SPSS is aiming to leverage its leading position and investment in data mining technology into the business performance management market. Through the power of data mining-driven prediction, the company will expand the practice of using known performance indicators into a new domain - 'knowable' performance indicators. This merging of the already known and the predictable will re-classify and greatly increase the value of key performance indicators."

"Vento has achieved rapid growth and widespread industry recognition by delivering packaged business intelligence applications that provide business executives with critical information they need to compete and win," said David Blyer, Vento president, CEO and co-founder. "By joining SPSS, a company that shares our strategy and vision, we can do even better by leveraging our respective strengths in business intelligence, data mining and CRM solutions worldwide. Together, we can be the leading provider of solutions in key vertical markets. We are very enthusiastic about the benefits to our customers, our partners and the marketplace at large."

"In providing analytical application solutions, delivering subject and vertical-specific business models and metrics is a critical first step," said Mark A. Smith, program director for META Group. "Companies such as SPSS, with its recent acquisition of Vento, can add this valuable content to their solution offerings for integration with their data mining and analytic framework. With this foundation, these offerings can deliver higher value to customers than just delivering specific tools."

Explaining what this acquisition may mean to SPSS' financial performance, SPSS Inc. Chief Financial Officer Edward Hamburg said, "We expect the Vento acquisition to be accretive in the neighborhood of two cents per share in the first 12 months following the acquisition. Vento Software's estimated 1999 calendar year revenues should be approximately $2 million, and we hope to double that revenue in the next year."




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SPSS plans to continue to develop and market the Vento products. "Vento products have been typically sold through partners such as Unisys, Hewlett Packard and Applied Communications, Inc. and have achieved strong penetration in Latin America and Asia." said Noonan. "In addition to working with these partners, we plan to incorporate VentoMap solutions into SPSS' established worldwide sales organization, which has recently been restructured into vertical markets. As a result, we expect these products and services to have a much stronger presence in the U.S. and Europe." SPSS plans to maintain Vento operations in Vento's
Miami office.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release are forward-looking statements. Such statements can be identified by phrases such as "plans to develop" and "we expect." Such statements also involve known and unknown risks which may cause the company's actual results, performance, achievements, or industry results, to be materially different than any future results, performance or achievements expressed or implied in or by such forward-looking statements. By way of example and not limitation, known risks and uncertainties include changes in market conditions; continued stable relationships with partners; success in incorporating VentoMap solutions into SPSS' organization; success in integrating SPSS' analytical components into Vento products; changes and/or product demand and acceptance; the competitive environment; product release schedules; and currency fluctuations. In light of these and other risks and uncertainties, the inclusion of a forward-looking statement in this release should not be regarded as a representation by the company that any future results, performance or achievements will be attained. The company assumes no obligation to update the information contained in this press release.

Company information SPSS Inc., a multinational software and services company, is a leader in business intelligence, especially data mining and customer relationship management. The company delivers enterprise solutions to key vertical markets including: telecommunications, healthcare, banking, finance, insurance, manufacturing, retail, consumer packaged goods, market research and the public sector. With products running on all major computer platforms and translated in several languages, SPSS helps organizations leverage information to increase revenues and improve processes.

Founded in 1968, the company has more than 40 offices, over 900 employees and 1998 revenues of $121 million. The company also has won the following awards: ranked No. 70 on Forbes 1999 list of the "200 best small companies" and as the 22nd most profitable company on the Nasdaq exchange by Equities magazine; granted 1999 World Class Solution award in business intelligence and named "best decision support system for business intelligence" in the 1999 RealWare award competition; named No. 14 in DM Review's 1999 Data Warehouse Top 100; placed No. 23 on the 1999 Soft.letter 100, a ranking of the top 100 personal computer software companies in the United States; and No. 97 in the 1999 Software 500, a ranking of the world's largest software vendors by Software Magazine. Headquartered in Chicago, SPSS has offices and distributors around the world. For more information, visit www.spss.com.



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About Vento Software Inc. Vento Software is a leader in providing packaged business intelligence solutions for the telecommunications, banking, managed care and retail industries. Founded in 1994, Vento remains unique in its ability to offer industry-specific applications that address the full data warehouse lifecycle, from extraction through delivery of business intelligence.